Exhibit 99.1

SINGULAR PAYMENTS, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

SINGULAR PAYMENTS, LLC

INDEX TO REPORT

DECEMBER 31, 2016 AND 2015
________________________________________________________________________________

PAGE

INDEPENDENT AUDITOR’S REPORT    1-2

BALANCE SHEETS    3

STATEMENTS OF OPERATIONS AND MEMBER’S EQUITY (DEFICIT)    4

STATEMENTS OF CASH FLOWS    5

NOTES TO FINANCIAL STATEMENTS    6-8

INDEPENDENT AUDITOR’S REPORT

To the Members
Singular Payments, LLC
Franklin, Tennessee

Report on the Financial Statements

We have audited the accompanying financial statements of Singular Payments, LLC, which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of operations and member’s equity (deficit), and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Singular Payments, LLC as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee
July 28, 2017

SINGULAR PAYMENTS, LLC

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

ASSETS

	2016	2015
CURRENT ASSETS
Cash and cash equivalents	$58,277	$40,360
Trade receivables, net of allowance for bad debt	75,999	232,132

Total current assets	134,276	272,492

PROPERTY AND EQUIPMENT
Leasehold improvements	13,388	13,388
Furniture and equipment	116,085	113,412
Accumulated depreciation	(76,962)	(63,649)

Cost less accumulated depreciation	52,511	63,151

TOTAL ASSETS	$186,787	$335,643

LIABILITIES AND MEMBER'S EQUITY (DEFICIT)

	2016	2015
CURRENT LIABILITIES
Line of Credit	$ -	$430,997
Accounts payable	25,262	49,357
Other current liabilities	184	27
Credit card payable	22,562	19,295

Total current liabilities	48,008	499,676

LONG-TERM LIABILITIES	-	-

MEMBER'S EQUITY (DEFICIT)	138,779	(164,033)

TOTAL LIABILITIES AND MEMBER'S EQUITY (DEFICIT)	$186,787	$335,643

The accompanying notes are an integral part of these financial statements.

SINGULAR PAYMENTS, LLC

STATEMENTS OF OPERATIONS AND MEMBER'S EQUITY (DEFICIT)

YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015
REVENUES
Residual Income	$1,719,086	$1,678,886
Service Income	700	-
Customer refunds	(40,077)	(16,079)

Total revenue	1,679,709	1,662,807

OPERATING EXPENSE
Cost of goods sold	316,388	215,871
Consulting	-	22,500
Dues and subscriptions	6,003	4,184
Employee Relations	1,506	5,590
Meals and entertainment	5,989	5,377
Travel	45,764	54,438
Insurance	27,544	28,797
Legal and professional fees	51,263	35,400
Marketing fees	156,548	112,843
Office expenses	38,631	99,211
Equipment rental	120,078	281,610
Salaries expense	1,125,214	1,131,054
Repairs and maintenance	120	872
Utilities expense	18,908	38,075
Depreciation	19,313	14,837
Other expenses	5,515	-

Total operating expense	1,938,784	2,050,659

Loss from operations	(259,075)	(387,852)

OTHER INCOME (EXPENSE)
Other income	4,305,870	97,572
Interest expense	(3,983)	-

Total other income (expense)	4,301,887	97,572

NET INCOME (LOSS)	4,042,812	(290,280)
Member's equity (deficit) - beginning of year	(164,033)	206,247
Member's draws	(3,740,000)	(80,000)
Member's equity (deficit) - end of year	$138,779	$(164,033)
The accompanying notes are an integral part of these financial statements.

SINGULAR PAYMENTS, LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$4,042,812	$(290,280)
Adjustments to reconcile net income (loss) to net cash from
operating activities:
Depreciation	19,313	14,837
Changes in operating assets and liabilities:
Decrease (increase) in:
Account receivables	156,133	(133,742)
Increase (decrease) in:
Accounts payable	(24,095)	29,447
Other current liabilities	157	27
Credit card payable	3,267	(3,231)
Net cash from operating activities	4,197,587	(382,942)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for purchase of property and equipment	(8,673)	(41,843)
Net cash from investing activities	(8,673)	(41,843)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds payments on line of credit	(430,997)	430,997
Member draws	(3,740,000)	(80,000)
Net cash from financing activities	(4,170,997)	350,997

CHANGE IN CASH AND CASH EQUIVALENTS	17,917	(73,788)

Cash and cash equivalents - beginning of year	40,360	114,148

Cash and cash equivalents - end of year	$58,277	$40,360

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$3,983	$ -

Proceeds from note payable	$ -	$430,997

The accompanying notes are an integral part of these financial statements.

SINGULAR PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015
________________________________________________________________________________

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Singular Payments, LLC (the “Company”), a Florida limited liability company, was formed May 4, 2009. The Company has developed intellectual technology for credit card machines. The Company has sales representatives who sell terminals to companies that will use those terminals and the technology the Company has created. The Company has agreements with vendors as to how much they are paid per time that the client uses the terminals.

Cash and Cash Equivalents

The Company considers all cash and highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Trade receivables are stated at the amount management expects to collect from outstanding balances. Past due balances over 90 days and other higher risk amounts are reviewed individually for collectability. Based on the Company’s assessment, there was not a reserve for uncollectable in 2016 and 2015.

Property and Equipment

Property and equipment are stated at cost. Major repairs and improvements are capitalized and normal maintenance and repairs are charged to expense as incurred. Depreciation is computed by the straight-line method over the estimated useful lives of the related assets. Upon retirement or sale of an asset, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations. The estimated useful lives for significant property and equipment categories are as follows:

Leasehold improvements        7-15 years
Furniture and equipment            5-7 years

Revenue Recognition

Residual revenues are recognized when transactions occur and services have been rendered.

Advertising and Promotion Costs

Advertising and promotion costs are charged to operations as incurred. The Company recorded expenses for advertising and promotion costs of $156,548 and $112,843 for 2016 and 2015, respectively.

(Continued)

SINGULAR PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015
________________________________________________________________________________

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Uncertain Tax Positions

The Company follows the guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 740, Income Taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In addition, it provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax years ended December 31, 2013 through December 31, 2016, for U.S. Federal Income Tax and for each state. These are the years which remain subject to examination by major tax jurisdictions as of December 31, 2016.

Taxes

The Company is a Limited Liability Company, taxed as a partnership, and therefore does not pay income tax at the entity level.

The taxable income will pass through to the sole member Vaden Landers on his K-1 and the taxes will be paid by him personally.

NOTE 2 – LINE OF CREDIT

The Company has an outstanding interest only line of credit payable which is secured by the Company’s accounts receivables. The note carries an interest rate of 4.75% and matures April 2020. The Company elected to pay the balance of the note in full in 2016. The outstanding loan balance was $- and $430,997 as of December 31, 2016 and 2015, respectively.

NOTE 3 – LEASES AND FUTURE MINIMUM LEASE PAYMENTS

The Company has three leases outstanding as follows:

Officer equipment leases for 5 years through October, 2017 and February, 2021 with payments of $800 and $599 per month, respectively.

Officer space lease for 5 years through July, 2017 with payments of $3,578.

SINGULAR PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015
________________________________________________________________________________

NOTE 3 – LEASES AND FUTURE MINIMUM LEASE PAYMENTS (Continued)

Future minimum lease payments as of December 31, 2016 are as follows:

2017                            $ 40,626
2018                             7,188
2019                             7,188
2020                             7,188
2021                             1,198
Total                            $ 63,388

NOTE 4 – CONCENTRATION OF CUSTOMERS

During the year ended December 31, 2016 and 2015, the Company had two and one customer(s) that accounted for 82% and 91% of the revenue, respectively.

NOTE 5 – SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to the balance sheet date through the date of the independent auditor's report (the date on which the financial statements were available to be issued) for potential recognition or disclosure in the financial statements. Management has not identified any items requiring recognition or disclosure.

SINGULAR PAYMENTS LLC
Balance Sheet
As of August 31, 2017

TOTAL
ASSETS
Current Assets
Bank Accounts
Charles Yancey/Adrienne Yancey	0.00
Petty Cash	0.00
Singular Payments, LLC	27,035.89
Terminal Income	-2,576.12
Total Bank Accounts	$24,459.77
Accounts Receivable
Accounts Receivable	-498.00
Total Accounts Receivable	$-498.00
Other Current Assets
Due from Members	0.00
Inventory Asset	64,600.00
Loans to Singular Payments of Jax	0.00
Undeposited Funds	33,304.32
Total Other Current Assets	$97,904.32
Total Current Assets	$121,866.09
Fixed Assets
Computer Software	13,342.45
Furniture and Equipment	103,099.57
Leasehold Improvements	10,214.48
Other fixed assets	2,673.35
Z Less Accumulated Depreciation	-81,640.00
Total Fixed Assets	$47,689.85
Other Assets
AR	498.00
Deposits	10,644.00
Loan Closing Costs	7,485.00
Total Other Assets	$18,627.00
TOTAL ASSETS	$188,182.94

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Credit Cards
Amex Gold Card	0.00
Charles Yancey - AAdvantage Cit	0.00
The Business Platinum Card-0400	-5,619.47
Total Credit Cards	$-5,619.47
Other Current Liabilities
Loan from Officer	0.00
PYDS Transaction Advance	600,000.00
Sales Tax Payable	27.00
St. Augustine & St. John's County Payable	43.88
Total Other Current Liabilities	$600,070.88

Total Current Liabilities	$594,451.41
Long-Term Liabilities
Note Payable -Reunion	0.00
Note Payable-NPC	0.00
Vehicle Loan-1	0.00
Total Long-Term Liabilities	$0.00
Total Liabilities	$594,451.41
Equity
Members Capital
Charles Yancey	57,126.77
Jeff Yancey	0.00
Linda Yancey	0.00
Vaden C. Landers	57,205.77
Total Members Capital	$114,332.54
Members Draw	0.00
Charles Yancey	-2,795,000.00
Vaden Landers	-1,025,000.00
Total Members Draw	$-3,820,000.00
Members Equity	3,828,876.48
Opening Balance Equity	26,990.31
Owner's Draw	-288,000.00
Shareholder Distribution	0.00
Net Income	-268,467.80
Total Equity	$-406,268.47
TOTAL LIABILITIES AND EQUITY	$188,182.94

SINGULAR PAYMENTS LLC
Profit and Loss
January - August 2017

TOTAL
INCOME
Refund	1,696.65
Residual Income
Card Connect	804,823.45
Global E-Telecom Residual	4,044.13
PayFac	3,018.24
Quickwater	328.21
Total Residual Income	812,214.03
Sales of Product Income	623.00
Services Income	64,837.26
Terminal Equipment	6,715.10
Unapplied Cash Payment Income	0.00
Total Income	$886,086.04
GROSS PROFIT	$886,086.04
EXPENSES
Bank Service Charges	1,317.82
Channel Partners	24,266.49
Residual Payments	108,538.93
Total Channel Partners	132,805.42
City Tax	916.93
Commissioners	356.41
Computer and Internet Expenses	27,318.91
Employee Reimbursement	370.13
Employee Relations	585.77
Entertainment	9,151.17
Equipment Rental	13,474.20
Gift Card Product Expense	465.50
Keyman Life Insurance	8,282.96
Legal & Professional Fees
Legal Fees	22,161.55
Total Legal & Professional Fees	22,161.55
Life Insurance	563.89
Loan from Officer Reimbursement	10,000.00
Marketing
Advertising	1,939.92
Mail	927.64
TOTAL

Equipment Rental	454.54
Total Mail	1,382.18
Marketing Trade Shows	410,90
Promotions	623.40
Social Media	1,351.76
Total Marketing	5,708.16
Meals - Employee Ent.	126.00
Meals and Entertainment	9,698.41
Miscellaneous Expense	200.31
Office Cleaning	50.00
Office Expense & Supplies	6,652.47
Office Supplies	5,237.87
Office Supplies - Other	479.89
Outside Sales Reps Office Expenses	-226.51
PCI Compliance	99.98
Professional Fees	2,281.25
Rent/Lease Expense	56,837.58
Salaries & Wages	709,576.06
Outside Sales Commission	7,678.36
Spiff	325.00
Total Salaries & Wages	766,174.31
Shipping , Freight & Delivery	1,368.03
Terminal Equipment Expense	6,209.13
Monthly Terminal Service Fee	1,603.17
Total Terminal Equipment Expense	7,812.30
Trademark Expense	450.00
Transaction Fees	348.00
Global Etelecom	3,782.98
IVR	8,342.42
Plug & Play	13,760.70
SwervePay	4,457.52
Total Transaction Fees	30,691.62
Travel Expense	37,141.60
Uncategorized Expense	2,100.00
Utilities	3,553.32
Total Expenses	$1,164,553.84
Net Operating Income	$-278,467.80
Other Expenses
Reconciliation Discrepancies	-10,000.00
Total Other Expenses	$-10,000.00
NET OTHER INCOME	$10,000.00
Net Income	$-268,467.80